UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 29, 2004

Genencor International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31167	16-1362385

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 Page Mill Road, Palo Alto, California	94304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (650) 846-7500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1 —	Press release issued by Genencor International, Inc. on July 29, 2004 regarding its financial results for the second quarter of 2004.

Item 12. Results of Operations and Financial Condition.

     The information contained in this report is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

     On July 29, 2004, Genencor International, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and six months ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENCOR INTERNATIONAL, INC.
Dated: July 29, 2004	By:	/s/ Raymond J. Land
Raymond J. Land,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Genencor International, Inc. on July 29, 2004 regarding its financial results for the second quarter of 2004.